Equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
EQUITY

Note 18:- equity

a.	The Ordinary shares of the Company are listed on the NASDAQ Global Select Market in the United States and are traded on the Tel-Aviv Stock Exchange in Israel.

b.	Accumulated other comprehensive loss:

	December 31,
	2023	2024
Accumulated foreign currency translation adjustments	(10,340)	(12,140)
Accumulated unrealized gain on derivative instruments, net	26	26

Total other comprehensive loss	$(10,314)	$(12,114)

c.	Dividend distribution policy

On August 9, 2017, the Company’s Board of Directors decided to amend the dividend distribution policy announced in 2012. According to the Company’s amended policy, each year the Company will distribute a dividend of up to 75% of its annual distributable profits. The Company’s Board of Directors may at its discretion and at any time, change, whether as a result of a one-time decision or a change in policy, the rate of dividend distributions and/or decide not to distribute a dividend, all at its discretion.

On March 2, 2022, the Company declared a dividend distribution of $0.216 per share ($10,612 in the aggregate) which was paid on April 7, 2022. On August 11, 2022, the Company declared a dividend distribution of $0.29 per share ($14,237 in the aggregate) which was paid on September 13, 2022.

On March 9, 2023, the Company declared a dividend distribution of $0.3 per share ($14.7 million in the aggregate) which was paid on April 20, 2023. On August 14, 2023, the Company declared a dividend distribution of $0.327 per share ($16.1 million in the aggregate) which was paid on September 13, 2023.

On May 16, 2024, the Company declared a dividend distribution of $0.204 per share ($10 million in the aggregate) which was paid on July 11, 2024. On November 18, 2024, the Company declared a dividend distribution of $0.236 per share ($11.6 million in the aggregate) which was paid on January 8, 2025.